                                                                    Exhibit 99.1

FOR IMMEDIATE RELEASE

Contacts:       Norman Black, Public Relations
                404-828-7593
                Teresa Finley,  Investor
                Relations 404-828-7359

                          UPS REPORTS SOLID 4TH QUARTER

                        AS GLOBAL PACKAGE BUSINESS GROWS

      2006 EARNINGS CLIMB 11.2%; INTERNATIONAL PROFITS EXCEED $1.7 BILLION

     ATLANTA, Jan. 30, 2007 - Led by a strong performance in its international operations, UPS (NYSE: UPS) today reported net income of $1.13 billion and a 10% increase in diluted earnings per share to $1.04 for the fourth quarter ended Dec. 31, 2006.

     For the full year of 2006, revenue rose almost 12%; operating profit increased 8%, and earnings per share climbed 11.2% to $3.86. The international business reached new heights, reporting more than $1.7 billion in operating profit. The company set a new record for package volume in 2006, delivering almost 4 billion packages or an average of 15.6 million per day.

     "UPS had a very good year in 2006," said Chairman and CEO Mike Eskew. "We posted new highs in revenue, operating profit and earnings per share. We finished the year with a well-executed peak season, and strong execution will continue to be critical for us as we move forward in 2007."

CONSOLIDATED RESULTS                           4Q 2006   4Q 2005
--------------------------------               --------  -------
Revenue                                        $ 12.6 B  $ 12.0 B
Operating profit                               $  1.8 B  $  1.7 B
Operating margin                                 14.3%     14.3%
Average volume per day                           17.3 M    16.8 M
Diluted earnings per share                     $ 1.04    $ 0.95

     The fourth quarter produced solid earnings growth despite a slowing U.S. economy. Consolidated average daily package volume rose 3.3%, or 558,000 additional packages each day. Pricing remained firm around the globe. Consolidated average revenue per piece increased 2%.

                                    - more -

2-2-2

CASH POSITION

     UPS ended 2006 with nearly $2 billion in cash and marketable securities. For the year, it also:

      -   Generated  cash from  operations  of $5.7  billion.

      - Purchased 32.6 million shares, reducing total shares outstanding by 2.5%.

      -   Paid $1.6 billion in dividends.

      -   Invested $3.1 billion in capital expenditures.

U.S. PACKAGE                                   4Q 2006   4Q 2005
-----------------------------                  --------  -------
Revenue                                        $8.13 B   $7.82 B
Operating profit                               $1.30 B   $1.24 B
Operating margin                                 15.9%    15.8%
Average volume per day                          15.4 M    14.9 M

     Ground volume posted a healthy 3.6% increase in the quarter. Next Day Air(R) volume declined marginally and deferred volume was flat against strong prior-year results.

     The company did an excellent job of executing on its holiday peak season plan, with deliveries exceeding 22 million on two days. Package delivery volume exceeded 20 million a day on seven days during the 2006 peak compared to five days the prior year.

INTERNATIONAL PACKAGE                          4Q 2006   4Q 2005
-----------------------------                  --------  -------
Revenue                                         $2.44 B   $2.22 B
Operating profit                                $ 514 M   $ 431 M
Operating margin                                 21.0%     19.4%
Average volume per day                            2.0 M     1.8 M

     Total international export volume grew 11.3%. Non-U.S. domestic package volume posted solid 4% growth as the company overlapped the effect of an acquisition.

     During the quarter, UPS announced the expansion of its international shipping portfolio by providing three time-definite delivery options each day to the world's 30 largest markets, up from one or two daily options. These new delivery services make UPS's international delivery portfolio the most expansive in the industry and cover more than 80% of the world's GDP.

SUPPLY CHAIN AND FREIGHT          4Q 2006  4Q 2005
--------------------------------  -------  --------
Revenue                           $2.06 B  $1.91 B
Operating profit (loss)           $ (1) M  $  43 M
Operating margin                     --      2.3%

                                    - more -

3-3-3

            The Supply Chain and Freight segment improved from the third quarter, reflecting the positive impact of cost control measures taken in the fourth quarter. UPS Freight's performance was impacted by the general softening in the Less-Than-Truckload (LTL) environment.

OUTLOOK

      "We anticipate another good year in our global small package business despite a slowing U.S. economy," said Scott Davis, UPS's vice chairman and chief financial officer. "We also expect our Supply Chain and Freight segment to gain momentum as the year progresses."

            Davis said he anticipates diluted earnings per share for the full year 2007 to increase 6-to-10%, or within a range of $4.10 to $4.25, compared to the $3.86 reported in 2006. For the first quarter of 2007, UPS is projecting diluted earnings per share in the range of $0.94 to $0.98 compared to the $0.89 reported in the prior-year period.

            "We're encouraged by the opportunities we see for our company around the globe," Davis added. "We're operating a healthy business in a vital industry, and we believe our long-term strategy of providing supply chain solutions to our customers is right on target."

      UPS, which celebrates its 100th anniversary in 2007, is the world's largest package delivery company and a global leader in supply chain services, offering an extensive range of options for synchronizing the movement of goods, information and funds. Headquartered in Atlanta, Ga., UPS serves more than 200 countries and territories worldwide. UPS's stock trades on the New York Stock Exchange (UPS) and the company can be found on the Web at UPS.com. To get UPS news direct, visit pressroom.ups.com/RSS.

                                      # # #

EDITOR'S NOTE: UPS Chairman and CEO Mike Eskew and Vice Chairman and CFO Scott Davis will discuss fourth quarter and 2006 results with investors and analysts during a conference call at 8:30 a.m. EST today. That call is open to listeners through a live Webcast. To access the call, go to www.shareholder.com/UPS and click on "Earnings Webcast."

      Except for historical information contained herein, the statements made in this release constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements, including statements regarding the intent, belief or current expectations of UPS and its management regarding the company's strategic directions, prospects and future results, involve certain risks and uncertainties. Certain factors may cause actual results to differ materially from those contained in the forward-looking statements, including economic and other conditions in the markets in which we operate, governmental regulations, our competitive environment, strikes, work stoppages and slowdowns, increases in aviation and motor fuel prices, cyclical and seasonal fluctuations in our operating results, and other risks discussed in the company's Form 10-K and other filings with the Securities and Exchange Commission, which discussions are incorporated herein by reference.

                          UNITED PARCEL SERVICE. INC.
                    SELECTED EINANCIAL DATA - FOURTH QUARTER
                                  (UNAUDITED)

                                                           THREE MONTHS ENDED
                                                                DECEMBER31,                             CHANGE
                                                        ----------------------------------------------------------------
(amounts in millions, except per share data)               2006               2005                  $                  %
                                                        -----------------------------------------------------------------
STATEMENT OF INCOME DATA:
Revenue:
     U.S. Domestic Package                                 $8,129             $7,824               $305                3.9%
     International Package                                 2,444              2,220                224               10.1%
     Supply Chain & Freight                                2,055              1,910                145                7.6%
                                                         --------------------------------------------
     Total revenue                                        12,628             11,954                674                5.6%

Operating expenses:
     Compensation and benefits                             6,504              6,128                376                6.1%
     Other                                                 4,315              4,115                200                4.9%
                                                         --------------------------------------------
     Total operating expenses                             10,819             10,243                576                5.6%

Operating profit (loss):
     U.S. Domestic Package                                 1,296              1,237                 59                4.8%
     International Package                                   514                431                 83               19.3%
     Supply Chain & Freight                                   (1)                43                (44)            -102.3%
                                                         --------------------------------------------
     Total operating profit                                1,809              1,711                 98                5.7%

Other income (expense):
     Investment income                                        15                  8                  7               87.5%
     Interest expense                                        (55)               (52)                (3)               5.8%
                                                         --------------------------------------------
     Total other income (expense)                            (40)               (44)                 4               -9.1%

Income before income taxes                                 1,769              1,667                102                6.1%

Income taxes                                                 641                618                 23                3.7%

                                                        ---------------------------------------------
Net income                                                $1,128             $1,049                $79                7.5%
                                                        =============================================

Net income as a percentage of revenue                        8.9%               8.8%

Per share amounts
     Basic earnings per share                             $ 1.05              $0.95              $0.10               10.5%
     Diluted earnings per share                           $ 1.04              $0.95              $0.09                9.5%

Weighted-average shares outstanding
     Basic                                                 1,076              1,103
     Diluted                                               1,081              1,107

Certain prior year amounts have been reclassified to conform to the currrent year presentation.

                          UNITED PARCEL SERVICE. INC.
                    SELECTED OPERATING DATA - FOURTH QUARTER
                                  (UNAUDITED)

                                                THREE MONTHS ENDED
                                                    DECEMBER 31,          CHANGE
                                               --------------------------------------
                                                 2006        2005      $ / #     %
                                               --------------------------------------
REVENUE (IN MILLIONS):
U.S. Domestic Package:
   Next Day Air                                $  1,724    $  1,716    $    8    0.5%
   Deferred                                         977         969         8    0.8%
   Ground                                         5,428       5,139       289    5.6%
                                               ------------------------------
      Total U.S. Domestic Package                 8,129       7,824       305    3.9%
International Package:
   Domestic                                         529         474        55   11.6%
   Export                                         1,757       1,590       167   10.5%
   Cargo                                            158         156         2    1.3%
                                               -------------------------------
      Total International Package                 2,444       2,220       224   10.1%
Supply Chain & Freight:
   Forwarding and Logistics                       1,479       1,333       146   11.0%
   Freight                                          468         483       (15)  -3.1%
   Other                                            108          94        14   14.9%
                                               ------------------------------
      Total Supply Chain & Freight                2,055       1,910       145    7.6%
                                               ------------------------------
Consolidated                                   $ 12,628    $ 11,954    $  674    5.6%
                                               ==============================
Consolidated volume (in millions)                 1,074       1,039        35    3.3%

Operating weekdays                                   62          62

AVERAGE DAILY PACKAGE VOLUME (IN THOUSANDS):
U.S. Domestic Package:
   Next Day Air                                   1,337       1,351       (14)  -1.0%
   Deferred                                       1,201       1,200         1    0.1%
   Ground                                        12,821      12,374       447    3.6%
                                               ------------------------------
      Total U.S. Domestic Package                15,359      14,925       434    2.9%
International Package:
   Domestic                                       1,196       1,150        46    4.0%
   Export                                           768         690        78   11.3%
                                               ------------------------------

      Total International Package                 1,964       1,840       124    6.7%
                                               ------------------------------

Consolidated                                     17,323      16,765       558    3.3%
                                               ==============================

AVERAGE REVENUE PER PIECE:
U.S. Domestic Package:
   Next Day Air                                $  20.80    $  20.49    $ 0.31    1.5%
   Deferred                                       13.12       13.02      0.10    0.8%
   Ground                                          6.83        6.70      0.13    1.9%
      Total U.S. Domestic Package                  8.54        8.46      0.08    0.9%
International Package:
   Domestic                                        7.13        6.65      0.48    7.2%
   Export                                         36.90       37.17     (0.27)  -0.7%
      Total International Package                 18.77       18.09      0.68    3.8%
Consolidated                                   $   9.70    $   9.51    $ 0.19    2.0%
                                               ==============================

Certain prior year amounts have been reclassified to conform to the current
year presentation.                                                        2

                          UNITED PARCEL SERVICE. INC.
                    SELECTED FINANCIAL DATA - FOURTH QUARTER
                                  (UNAUDITED)

                                               TWELVE MONTHS ENDED
                                                   DECEMBER 31,            CHANGE
                                               ----------------------------------------
(amounts in millions, except per share data)     2006        2005        $         %
                                               ----------------------------------------
STATEMENT OF INCOME DATA:
Revenue:
  U.S. Domestic Package                        $  30,456   $ 28,610   $ 1,846      6.5%
  International Package                            9,089      7,977     1,112     13.9%
  Supply Chain & Freight                           8,002      5,994     2,008     33.5%
                                               ------------------------------
  Total revenue                                   47,547     42,581     4,966     11.7%

Operating expenses:
  Compensation and benefits                       24,421     22,517     1,904      8.5%
  Other                                           16,491     13,921     2,570     18.5%
                                               ------------------------------
  Total operating expenses                        40,912     36,438     4,474     12.3%

Operating profit:
  U.S. Domestic Package                            4,923      4,493       430      9.6%
  International Package                            1,710      1,494       216     14.5%
  Supply Chain & Freight                               2        156      (154)   -98.7%
                                               ------------------------------
  Total operating profit                           6,635      6,143       492      8.0%

Other income (expense):
  Investment income                                   86        104       (18)   -17.3%
  Interest expense                                  (211)      (172)      (39)    22.7%
                                               ------------------------------
  Total other income (expense)                      (125)       (68)      (57)    83.8%

                                               ------------------------------
Income before income taxes                         6,510      6,075       435      7.2%

Income taxes                                       2,308      2,205       103      4.7%
                                               ------------------------------
Net income                                     $   4,202   $  3,870   $   332      8.6%
                                               ==============================

Net income as a percentage of revenue                8.8%       9.1%

Per share amounts
  Basic earnings per share                     $    3.87   $   3.48    $ 0.39     11.2%
  Diluted earnings per share                   $    3.86   $   3.47    $ 0.39     11.2%

Weighted-average shares outstanding
  Basic                                            1,085      1,113
  Diluted                                          1,089      1,116

Certain prior year amounts have been reclassified to conform to the
current year presentation.                                                  3

                          UNITED PARCEL SERVICE. INC.
                    SELECTED OPERATING DATA - YEAR TO DATE
                                  (UNAUDITED)

                                                TWELVE MONTHS ENDED
                                                    DECEMBER 31,          CHANGE
                                                --------------------------------------
                                                  2006        2005      $ / #     %
                                                --------------------------------------
REVENUE (IN MILLIONS):
U.S. Domestic Package:
   Next Day Air                                 $   6,778   $  6,381   $   397    6.2%
   Deferred                                         3,424      3,258       166    5.1%
   Ground                                          20,254     18,971     1,283    6.8%
                                                ------------------------------
      Total U.S. Domestic Package                  30,456     28,610     1,846    6.5%
International Package:
   Domestic                                         1,950      1,588       362   22.8%
   Export                                           6,554      5,856       698   11.9%
   Cargo                                              585        533        52    9.8%
                                                ------------------------------
      Total International Package                   9,089      7,977     1,112   13.9%
Supply Chain & Freight:
   Forwarding and Logistics                         5,681      4,859       822   16.9%
   Freight                                          1,952        797     1,155  144.9%
   Other                                              369        338        31    9.2%
                                                ------------------------------
      Total Supply Chain & Freight                  8,002      5,994     2,008   33.5%
                                                ------------------------------
Consolidated                                    $  47,547   $ 42,581   $ 4,966   11.7%
                                                ==============================

Consolidated volume (in millions)                   3,945      3,746       199    5.3%

Operating weekdays                                    253        254

AVERAGE DAILY PACKAGE VOLUME (IN THOUSANDS):
U.S. Domestic Package:
   Next Day Air                                     1,267      1,228        39    3.2%
   Deferred                                           993        946        47    5.0%
   Ground                                          11,537     11,044       493    4.5%
                                                ------------------------------
      Total U.S. Domestic Package                  13,797     13,218       579    4.4%
International Package:
   Domestic                                         1,108        916       192   21.0%
   Export                                             689        616        73   11.9%
                                                ------------------------------
      Total International Package                   1,797      1,532       265   17.3%
                                                ------------------------------
Consolidated                                       15,594     14,750       844    5.7%
                                                ==============================

AVERAGE REVENUE PER PIECE:
U.S. Domestic Package:
   Next Day Air                                 $   21.14   $  20.46   $  0.68    3.3%
   Deferred                                         13.63      13.56      0.07    0.5%
   Ground                                            6.94       6.76      0.18    2.7%
      Total U.S. Domestic Package                    8.73       8.52      0.21    2.5%
International Package:
   Domestic                                          6.96       6.83      0.13    1.9%
   Export                                           37.60      37.43      0.17    0.5%
      Total International Package                   18.70      19.13     (0.43)  -2.2%
Consolidated                                    $    9.88   $   9.62   $  0.26    2.7%
                                                ==============================

Certain prior year amounts have been reclassified to conform to the current
year presentation.                                                            4